THE GABELLI UTILITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                           [PHOTO OF TIMOTHY P. O'BRIEN OMITTED]
                                                         TIMOTHY P. O'BRIEN, CFA

TO OUR SHAREHOLDERS,

      The fourth quarter of 2000 saw a continuation of some trends seen in the prior quarter, only to a larger degree. The broad equity market continued to suffer from the widespread perception of economic weakness. This led to continued price strength for most traditional electric, gas and water stocks. The only utilities showing real price weakness were the major California electric distributors, Edison International and Pacific Gas & Electric ("Pacific G&E"), and the wholesale generating companies that sell power into California. With retail rates frozen while market-based wholesale rates continue to rise, the California companies are losing large sums of money on every kilowatt-hour that they sell. The political leadership (if one can call it that) of California has not come up with a solution that will restore the economic viability of Edison International and Pacific G&E. In mid-January, Edison announced that it does not intend to pay a large wholesale power bill, and is suspending interest payments on its debt. The rating agencies have reduced debt ratings of both Edison and Pacific G&E to junk levels, which puts Pacific G&E (which will not run out of cash for another couple of weeks as this is written) into technical default.

      If the two largest California electric utilities go bankrupt, which seems as likely as not at the moment, then the wholesale generators at a minimum face the inability to collect the price of power that has been provided but not yet paid for. This is manageable for even the most exposed generators, but it will certainly put a damper on the generation stocks. It is not clear what the failure of Edison and Pacific G&E would mean for wholesale electricity generators going forward, but it would not be good.

      The California fiasco has utterly discredited the disaggregation model for deregulation of power supply, which involves the divestiture of utility generation assets. Because most states have already implemented plans to deregulate generation, however, it is too late to simply halt the move towards competitive wholesale power markets. In spite of the California experience, this is ultimately a good thing for customers and, we believe, for investors. The bad news is that the public uproar over the bungled California market restructuring will make efforts to restructure in other states more difficult. This is only partially offset by utilities taking risk management more seriously and by politicians and regulators looking at markets more realistically.

      It is worth pondering why over twenty states have implemented wholesale generation competition, and only California is seeing prices soar, availability decline, and distribution companies fail. Basically, California botched its restructuring plan, and its unfortunate residents are now seeing the painful consequences of its actions.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                            Quarter
                              -------------------------------------
                                1st      2nd        3rd      4th       Year
                                ---      ---        ---      ---       ----
2000: Net Asset Value ......  $11.76   $10.88    $12.08     $11.72     $11.72
      Total Return .........   10.0%    (5.7)%    13.1%      (0.8)%     16.4%
--------------------------------------------------------------------------------
1999: Net Asset Value ......     --       --     $10.01     $10.89     $10.89
      Total Return .........     --       --       0.1%(b)   22.1%      22.3%(b)
--------------------------------------------------------------------------------


          ---------------------------------------------------------
                Average Annual Returns - December 31, 2000 (a)
                ----------------------------------------------
            1 Year .....................................   16.44%
            Life of Fund (b) ...........................   30.15%
          ---------------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------

      Electric power is a commodity. Commodity markets are volatile. Electric power is an unusually volatile commodity because electricity, unlike other commodities, cannot be stored but must be made as it is consumed. A vertically integrated utility owning both generation and distribution assets is physically hedged against price volatility. The generation assets create a structural "long" electricity supply position, while the distribution assets create a structurally "short" position. In a vertically integrated utility company, the long and short positions more or less cancel each other out, and retail price volatility is a function of changes in the price of the underlying fuel, which can, if desired, be hedged in futures markets or by contract.

      In a partially or fully disaggregated utility industry, which has been created in California, New York, Massachusetts, Illinois, Maine, and other states, that physical hedge no longer exists, and the utility companies need to actively manage their price exposure as other commodity producers and consumers do. Producers (the generators) will seek to obtain long term power sales agreements with major customers (large retail customers and the distribution companies), which in turn can be hedged with long term fuel supply contracts with gas, oil and coal companies. Consumers (the electricity distribution companies) will in turn seek to obtain wholesale power supply contracts from generators and sign retail power supply contracts with major retail customers. It is important to understand that a decision by a supplier or a distribution company to sell into or buy from the volatile spot market is a choice, not a requirement (except in California, of course).

      California made a number of fatal errors in setting up its competitive system in 1996. Retail rates were frozen and no provision was made for changes in the price of energy or fuel to be passed on to retail customers. Retail customers, whose rates were frozen, had no incentive to reduce consumption even if, as happened, wholesale prices climbed. This was fundamentally bad planning, but would not have been fatal if the distributors had been allowed to seek and obtain contracts with generators or in the futures markets to hedge energy price fluctuations. The distribution companies were specifically forbidden to do this, however, for reasons that apparently made sense at the time but seem absurd today. Instead, the distributors were required to buy all of their electricity from the California Independent

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN THE GABELLI UTILITIES FUND AND THE S&P UTILITY INDEX

                    S&P Utility Index        Gabelli Utilities Fund
8/31/99                   $10,000                    $10,000
12/99                       9,006                     12,225
12/00                      14,291                     14,234

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

System Operator or the parallel California Power Exchange in either the spot or the day-ahead market. As a result, the distributors had no ability to manage, mitigate or hedge energy price volatility. The creators of the current system in California expected wholesale prices to fall under competition, and instead they rose. A hard lesson is being learned, one that any commodity producer or consumer should understand as second nature: Never bet your company on a commodity price forecast.

      Electricity distributors in most other states are allowed and indeed encouraged to actively manage their price risk through bilateral contracts and hedging transactions. In addition, in most states the utilities are able to pass on prudently incurred market-based power costs to consumers subject to regulatory approval. In Massachusetts, retail rates have risen nearly 30%, an increase that would be enough to make the California electricity distributors whole and healthy. There has been some minor grumbling, but the lights stayed on, supplies are adequate, and the utility companies, the generators and the customers are doing well enough. The California experience is probably not going to be replicated in other states. California made this mess all by itself, and California is going to have to clean it up.

      There is, from our point of view, a modest silver lining to this gray cloud. Small companies are inherently disadvantaged in the brave new world of competitive generation because the trading and risk management capabilities needed to prosper are scarce and costly. The big companies can afford them, and the smaller companies generally cannot. The need to acquire and maintain the capabilities to manage commodity price risk will in our view lead to continued consolidation of the industry. Since consolidation is a major investment focus for the Fund, we view this favorably.

INVESTMENT PERFORMANCE

      For the year ended December 31, 2000, the Gabelli Utilities Fund's (the "Fund") total return was 16.43%. The Lipper Utility Fund Average and the Standard &Poor's ("S&P") Utility Index rose 7.86% and 58.68%, respectively, over the same period. For the fourth quarter, the Fund's total return declined 0.80%. The Lipper Utility Fund Average declined 2.91%, while the S&P Utility Index gained 4.49%, over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category, while the S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance. Since inception on August 31, 1999 through December 31, 2000, the Fund had a cumulative total return of 42.33%, which equates to an average annual total return of 30.15%.

      The Fund noticeably underperformed the S&P Utility Index in 2000, while somewhat less substantially outperforming the Lipper Utility Fund Average, and this merits some discussion. The Fund is not a Utility Index Fund, and its performance by design will deviate from the Utility Index. Sometimes that deviation will be positive, as it was in the fourth quarter of 1999 when the Fund gained over 22%, while the Index fell over 5%. Sometimes the Fund will lag the Index, as it did this year, primarily due to its telecommunications holdings, which underperformed electric, gas and water stocks. Telephone stocks were removed from the S&P Utility Index in 1996 after the passage of the Telecommunications Act eliminated the franchised monopoly that incumbent local telephone companies previously enjoyed. While S&P is entitled to its opinion about what a utility is, the vast majority of utility funds, including this one, continue to invest in telecommunications stocks.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry has remained so fragmented. Our investments in utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up.

COMMENTARY

      The electric and gas utilities have undergone a great deal of change in the U.S. A handful of companies have built upon their substantial size and scale advantages to become major players in emerging wholesale and retail bulk power and energy services markets. Some companies have sold off most of their generating assets and now supply and distribute electricity to end customers. This looked like a low risk business with predictable cash flows. It has become clear, however, that in California and certain other states, the disaggregation and deregulation models initially adopted were flawed, and that the distributors face greater risks than initially assumed. The companies will have to actively manage their risks more than they have in the past, and will have to seek regulatory and legislative relief in order to do so. The electricity distributor stocks are statistically cheap, and will continue to trade at low multiples until it becomes clear that the risk to earnings of wholesale market price volatility has been effectively mitigated.

      Natural gas pipelines have enjoyed rising earnings from their exploration and production operations and from energy supply and trading. Going forward, the current pricing environment of lower oil prices and high natural gas prices may put pressure on midstream operating results. Telecommunications companies continued to see pressures in the fourth quarter. The pricing structure of long distance basically collapsed as capacity additions greatly outpaced demand, and the three major U.S. long distance companies saw their stock prices fall sharply. The major local telephone companies struggled as SBC Communications and BellSouth guided expectations lower for 2001. New entrants (competitive local exchange companies, or CLECs, and local data carriers) saw their stocks marked down sharply as access to equity and debt capital was restricted to only the premier companies, and terms were tightened even for those top tier carriers. The Fund added to telecommunications holdings in December because it seemed that the pervasive pessimism was getting excessive.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AES CORP. (AES - $55.375 - NYSE) is primarily a wholesale generating company in the U.S. and also has substantial generation, transmission and distribution operations abroad, with a particular focus on the underdeveloped Latin American market. Earnings per share ("EPS") have grown rapidly for several years and are likely to grow at that level for the next several years.

BELLSOUTH CORP. (BLS - $40.9375 - NYSE) is the incumbent local exchange carrier serving most of the Southeast. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, and by the fallout from the company's lower earnings guidance issued in December. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line ("DSL") rollout, which will inflate expenses in the near term. We support the DSL acceleration, since it enhances the company's competitive position in the long term at the cost of putting pressure on current EPS. As for the acquisition issue, we think that BellSouth is as likely to be a seller as a buyer. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about this issue. The stock trades at 16 times this year's estimate of $2.55, which is 2 times this year's depressed EPS growth rate, but only modestly above the company's sustainable EPS growth rate in the low-to-mid teens.

COASTAL CORP. (CGP - $88.3125 - NYSE) is a major natural gas pipeline, with large oil and gas refining and processing operations. El Paso Energy is expected to close its acquisition of Coastal in the near future. We bought Coastal as a way of acquiring El Paso Energy at a discount while increasing the Fund's weighting in the attractive natural gas sector. The stock was one of the stronger performers in the Fund in the fourth quarter.

DYNEGY INC. (DYN - $56.0625 - NYSE) is a diversified energy company with major operations in electricity generation and distribution and natural gas processing and marketing. EPS have risen rapidly as the company has built its asset base and generated additional revenues and profits through asset-backed trading of electricity and natural gas.

EL PASO ENERGY CORP. (EPG - $71.625 - NYSE) is a major U.S. energy company with substantial natural gas exploration, production, processing, and transmission assets. The company also is deeply involved in competitive wholesale electricity generation and trading of electricity and gas. The company has telecommunications operations in the early stages of development. Over time, El Paso Energy is coming to look more like Enron Corp. It trades at a fraction of Enron's multiple, however, while growing its EPS at least as fast.

MCN ENERGY GROUP INC. (MCN - $27.6875 - NYSE) is a large natural gas distribution utility serving southeastern Michigan. MCN is under an agreement to be acquired by DTE Energy for $28.50 in cash and stock. The acquisition is hung up at the Federal Trade Commission, which continues to have concerns about competition in generation and energy supply in the overlapping service territories. The close of the merger had initially been expected in the third quarter of 2000, and is now expected to occur in the first quarter of 2001.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $16.6875 - NYSE) agreed to be acquired by the National Grid of the U.K. in August for $19 per share in cash and stock. The acquisition is expected to close by the end of

2001, although the Grid is pushing hard to move up the closing date. The company's growth prospects are minimal, its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition should be accretive to the Grid's EPS in the first year.

RGS ENERGY GROUP INC. (RGS - $32.4375 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, which is the economic hub of upstate New York. RGS is sandwiched neatly between Niagara Mohawk/National Grid, and Energy East, a major Northeast electric and gas distributor. RGS would be an easily-digested bolt-on acquisition for either company, although we think Niagara Mohawk is the better fit and more likely buyer. For complicated tax and regulatory reasons, the acquisition of RGS is unlikely to occur before the second half of this year. The major risk to the RGS investment case is its dependence on Eastman Kodak and Xerox as major customers, which bears watching.

SBC COMMUNICATIONS INC. (SBC - $47.75 - NYSE) is one of the largest incumbent local exchange carriers. The stock has been weighed down by estimate reductions following the Ameritech acquisition and over concern about the magnitude of its capital outlays. Capital expenditures should peak in 2001, however, and substantial free cash flow should be generated in 2002.

XCEL ENERGY INC. (XEL - $29.06 - NYSE) was formed by the merger of New Century Energy, which serves customers in several Southwestern states, and Northern States Power, a major Minnesota and Wisconsin utility. Xcel has a publicly traded wholesale generating company, NRG Energy, which trades at a substantially higher multiple than utility stocks generally do. Xcel's holding of NRG stock is worth $9 to $10 per Xcel share at current prices. In a couple of years, the company is likely to spin off NRG to shareholders, which should highlight the unrealized value in the residual utility company.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
---               ----                       ----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/SIGNATURE

                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager

January 25, 2001

--------------------------------------------------------------------------------
                            SCHEDULE OF DISTRIBUTIONS
                            -------------------------

             Reinvestment Date       Per Share   Reinvestment Price
             -----------------       ---------   ------------------
             December 27, 1999         $0.25            $10.89
             January 27, 2000          $0.07            $10.70
             February 25, 2000         $0.07            $10.85
             March 29, 2000            $0.07            $11.82
             April 26, 2000            $0.07            $11.19
             May 26, 2000              $0.07            $10.64
             June 28, 2000             $0.07            $11.12



             Reinvestment Date       Per Share   Reinvestment Price
             -----------------       ---------   ------------------
             July 27, 2000             $0.07            $10.73
             August 29, 2000           $0.07            $11.15
             September 27, 2000        $0.07            $11.96
             October 27, 2000          $0.07            $11.47
             November 28, 2000         $0.07            $11.76
             December 27, 2000         $0.12            $11.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
            MCN Energy Group Inc.           ALLTEL Corp.
            Dynegy Inc.                     SBC Communications Inc.
            BellSouthCorp.                  Coastal Corp. (The)
            Niagara Mohawk Holdings Inc.    El Paso Energy Corp.
            RGS Energy Group Inc.           Xcel Energy Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                             MARKET
  SHARES                                        COST         VALUE
  ------                                        ----         ------

             COMMON STOCKS -- 86.8%
             ENERGY AND UTILITIES: ELECTRIC -- 24.1%
    10,000   AES Corp.+ ..................   $   564,750  $   553,750
     6,000   Calpine Corp.+ ..............       235,800      270,375
    11,000   DPL Inc. ....................       237,144      365,062
    12,000   DTE Energy Co. ..............       414,975      467,250
     1,000   Maine Public Service Co. ....        20,050       26,375
    38,000   Niagara Mohawk Holdings Inc.+       564,338      634,125
    12,000   Southern Co. ................       321,975      399,000
    15,000   TECO Energy Inc. ............       323,694      485,625
                                             -----------  -----------
                                               2,682,726    3,201,562
                                             -----------  -----------
             ENERGY AND UTILITIES: INTEGRATED -- 25.9%
     8,000   Constellation Energy Group ..       320,650      360,500
     1,500   Enron Corp. .................        96,450      124,687
     8,000   Entergy Corp. ...............       235,156      338,500
    23,900   MCN Energy Group Inc. .......       589,202      661,731
    10,000   Montana Power Co. ...........       215,625      207,500
    10,000   NiSource Inc. ...............       252,781      307,500
    19,500   RGS Energy Group Inc. .......       523,806      632,531
    10,000   Wisconsin Energy Corp. ......       214,250      225,625
    20,000   Xcel Energy Inc. ............       552,625      581,250
                                             -----------  -----------
                                               3,000,545    3,439,824
                                             -----------  -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 17.9%
     7,000   Coastal Corp. (The) .........       343,425      618,188
    11,500   Dynegy Inc., Cl. A ..........       524,497      644,719
     8,500   El Paso Energy Corp. ........       412,019      608,813
     8,000   National Fuel Gas Co. .......       388,325      503,500
                                             -----------  -----------
                                               1,668,266    2,375,220
                                             -----------  -----------
             TELECOMMUNICATIONS: LOCAL -- 18.0%
    10,000   ALLTEL Corp. ................       594,219      624,375
    15,700   BellSouth Corp. .............       662,591      642,719
    13,000   SBC Communications Inc. .....       588,506      620,750
    10,000   Verizon Communications ......       487,875      501,250
                                             -----------  -----------
                                               2,333,191    2,389,094
                                             -----------  -----------
             WIRELESS COMMUNICATIONS -- 0.9%
     6,000   Sprint Corp. (PCS Group)+ ...       144,444      122,625
                                             -----------  -----------
             TOTAL COMMON STOCKS .........     9,829,172   11,528,325
                                             -----------  -----------

                                                             MARKET
  SHARES                                        COST         VALUE
  ------                                        ----         ------
             PREFERRED STOCKS -- 0.7%
             ENERGY AND UTILITIES: INTEGRATED -- 0.7%
     1,500   Southern Energy Inc.,
               6.25% Cv. Pfd. ............    $   75,000   $   93,000
                                             -----------  -----------
 PRINCIPAL
  AMOUNT
  ------
              U.S. GOVERNMENT OBLIGATIONS -- 11.2%
 $1,497,000   U.S. Treasury Bills,
               5.77% to 6.21%++,
               due 02/08/01 to 03/29/01 ..     1,481,661    1,481,800
                                             -----------  -----------
              TOTAL
               INVESTMENTS -- 98.7% ......   $11,385,833   13,103,125
                                             ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.3% ..............       177,692
                                                          -----------
              NET ASSETS -- 100.0% ....................   $13,280,817
                                                          ===========
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..........................   $11,394,520
                                                          ===========
              Gross unrealized appreciation ...........   $ 1,769,484
              Gross unrealized depreciation ...........       (60,879)
                                                          -----------
              Net unrealized appreciation .............   $ 1,708,605
                                                          ===========
    ------------------------
    +  Non-income producing security.
    ++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $11,385,833) ........   $13,103,125
   Cash ............................................         1,008
   Dividends receivable ............................        34,795
   Receivable for Fund shares sold .................       185,459
   Receivable from adviser .........................         7,060
   Other assets ....................................         1,600
                                                       -----------
   TOTAL ASSETS ....................................    13,333,047
                                                       -----------
LIABILITIES:
   Payable for Fund shares purchased ...............         1,052
   Payable for distribution fees ...................         2,572
   Other accrued expenses ..........................        48,606
                                                       -----------
   TOTAL LIABILITIES ...............................        52,230
                                                       -----------
   NET ASSETS applicable to 1,133,060
     shares outstanding ............................   $13,280,817
                                                       ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value .....   $     1,133
   Additional paid-in capital ......................    12,658,852
   Accumulated net investment income ...............           771
   Accumulated net realized loss
     on investments ................................    (1,097,231)
   Net unrealized appreciation on investments ......     1,717,292
                                                       -----------
   TOTAL NET ASSETS ................................   $13,280,817
                                                       ===========
   NET ASSET VALUE, offering and redemption
     price per share ($13,280,817 / 1,133,060
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value) ...............        $11.72
                                                            ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $87) ..........   $  789,032
   Interest .........................................       27,025
                                                        ----------
   TOTAL INVESTMENT INCOME ..........................      816,057
                                                        ----------
EXPENSES:
   Investment advisory fees .........................       79,141
   Distribution fees ................................       19,673
   Legal and audit fees .............................       31,130
   Shareholder communications expenses ..............       24,562
   Shareholder services fees ........................       23,532
   Trustees' fees ...................................       21,375
   Registration fees ................................       19,205
   Custodian fees ...................................        7,178
   Miscellaneous expenses ...........................        2,497
                                                        ----------
   TOTAL EXPENSES ...................................      228,293
                                                        ----------
   Less: Expense reimbursements .....................      (70,011)
                                                        ----------
   TOTAL NET EXPENSES ...............................      158,282
                                                        ----------
   NET INVESTMENT INCOME ............................      657,775
                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments .................   (1,095,161)
   Net change in unrealized appreciation
     on investments .................................    1,557,013
                                                        ----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS .................................      461,852
                                                        ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ................................   $1,119,627
                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          PERIOD ENDED
                                                                               DECEMBER 31, 2000   DECEMBER 31, 1999+
                                                                               -----------------   ------------------
OPERATIONS:
   Net investment income ....................................................     $   657,775          $     7,341
   Net realized gain (loss) on investments ..................................      (1,095,161)             379,590
   Net change in unrealized appreciation on investments .....................       1,557,013              160,279
                                                                                  -----------           ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................       1,119,627              547,210
                                                                                  -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................................................        (656,957)              (7,740)
   Net realized gain on investments .........................................              --             (379,590)
   In excess of net realized gain on investments ............................              --              (22,931)
                                                                                  -----------           ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................        (656,957)            (410,261)
                                                                                  -----------           ----------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial interest transactions       9,133,186            3,448,012
                                                                                  -----------           ----------
   NET INCREASE IN NET ASSETS ...............................................       9,595,856            3,584,961
NET ASSETS:
   Beginning of period ......................................................       3,684,961              100,000
                                                                                  -----------           ----------
   End of period ............................................................     $13,280,817           $3,684,961
                                                                                  ===========           ==========
 --------------

+ From the period August 31, 1999 (commencement of investment operations) through December 31, 1999.

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income. The Fund commenced investment operations on August 31, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 2000, reclassifications were made to decrease accumulated net investment income for $47 with an offsetting adjustment to accumulated net realized loss on investments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for the Federal income tax purposes at December 31, 2000 of $1,088,544. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2008.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the year ended December 31, 2000, the Adviser reimbursed the Fund in the amount of $70,011. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $19,673, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $23,538,131 and $15,871,186, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED                      PERIOD ENDED
                                                            DECEMBER 31, 2000               DECEMBER 31, 1999+
                                                      ---------------------------        ------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                      ---------       -----------        --------      ----------
Shares sold .......................................   1,007,537       $11,600,876         407,147      $4,392,319
Shares issued upon reinvestment of dividends ......      56,110           636,579          36,041         389,605
Shares redeemed ...................................    (269,032)       (3,104,269)       (114,743)     (1,333,912)
                                                      ---------       -----------        --------      ----------
    Net increase ..................................     794,615       $ 9,133,186         328,445      $3,448,012
                                                      =========       ===========        ========      ==========

+ From commencement of investment operations on August 31, 1999 through December 31, 1999.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                                                YEAR ENDED            PERIOD ENDED
                                                                            DECEMBER 31, 2000       DECEMBER 31, 1999+
                                                                            -----------------       ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period .................................       $ 10.89                 $10.00
                                                                                 -------                 ------
    Net investment income ................................................          0.89                   0.04(a)
    Net realized and unrealized gain on investments ......................          0.83                   2.18
                                                                                 -------                 ------
    Total from investment operations .....................................          1.72                   2.22
                                                                                 -------                 ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ................................................         (0.89)                 (0.03)
    Net realized gain on investments .....................................            --                  (1.23)
    In excess of net realized gain on investments ........................            --                  (0.07)
                                                                                 -------                 ------
    Total distributions ..................................................         (0.89)                 (1.33)
                                                                                 -------                 ------
    NET ASSET VALUE, END OF PERIOD .......................................       $ 11.72                 $10.89
                                                                                 =======                 ======
    Total return++ .......................................................         16.4%                  22.3%
                                                                                 =======                 ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

    Net assets, end of period (in 000's) .................................       $13,281                 $3,685
    Ratio of net investment income to average net assets .................         8.31%                  0.99%(b)
    Ratio of operating expenses to average net asset
       before reimbursement (c) ..........................................         2.88%                 10.63%(b)
    Ratio of operating expenses to average net assets
       net of reimbursement ..............................................         2.00%                  2.00%(b)
    Portfolio turnover rate ..............................................          215%                    94%

--------------------------------

 + From commencement of investment operations onAugust 31, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) During  the  periods   ended   December  31,  2000  and  1999,  the  Adviser
    contractually agreed to reimburse certain expenses. If such expense reimbursement had not occurred the ratio of operating expenses to average net assets would have been as shown.

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Utilities Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Utilities Fund as of December 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/S/SIGNATURE

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, ordinary income dividends (comprised of net investment income) totaling $0.89 per share. For the fiscal year ended December 31, 2000, 29.75% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 3.53%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Utilities Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is
  recommended   that  you  consult  your   personal  tax  advisor  as  to  the
  applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

================================================================================
                             GABELLI FAMILY OF FUNDS
================================================================================

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                                 PORTFOLIO MANAGER: MARK FREEMAN

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND----------------------------------------------------
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
  Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND------------------------------------------------------------
  Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND-----------------------------------------------------
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND----------------------------------------------------------
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARTIN WEINER, CF

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
      MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
      1-800-422-3554 l 914-921-5100 l FAX: 914-921-5118 l INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                    by calling 1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
        Mario J. Gabelli, CFA         Mary E. Hauck
        CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
        INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
        GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

        Anthony J. Colavita           Karl Otto Pohl
        ATTORNEY-AT-LAW               FORMER PRESIDENT
        ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

        Vincent D. Enright            Werner J. Roeder, MD
        FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
        AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
        KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
        Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
        PRESIDENT AND CHIEF             PORTFOLIO MANAGER
        INVESTMENT OFFICER

        Bruce N. Alpert                 James E. McKee
        VICE PRESIDENT AND TREASURER    SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q400SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]


THE
GABELLI
UTILITIES
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000